UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
                             of 1934


                Date of Report:  February 3, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware               000-06217            94-1672743
    (State or other          (Commission         (IRS Employer
    jurisdiction of
    incorporation)           File Number)     Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]   Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CFR 230.425)

[  ]   Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement

On February 3, 2006, the Compensation Committee of the Board of Directors of Intel Corporation (the "Corporation") approved the form of restricted stock unit agreements to be used in connection with standard grants of restricted stock units to U.S employees and non-U.S. employees on a broadbased basis ("Standard RSUs"), including executive officers of the Corporation. The Compensation Committee also approved the form of restricted stock unit agreements to be used in connection with restricted stock unit grants to executive officers pursuant to the Corporation's Executive Long Term Stock Program ("ELTSOP RSUs").

Both types of RSU grants are incentive and retention awards made pursuant to the Corporation's stockholder-approved 2004 Equity Incentive Plan, as amended and restated (the "2004 Plan"). There is no material relationship between the Corporation and recipients of ELTSOP awards, other than in respect of their employment with the Corporation.

The two forms of Standard RSUs for U.S and non-U.S. employees set forth the terms and conditions of restricted stock units granted pursuant to the 2004 Plan and the Corporation's Standard RSU program. The two forms of ELTSOP RSUs for U.S. and non-U.S. employees set forth the terms and conditions of restricted stock units granted pursuant to the 2004 Plan and the Corporation's ELTSOP RSU program.

The following description is qualified by reference to the terms of the forms of Standard and ELTSOP restricted stock agreements and the Notice of Grant, copies of which are filed with this Form 8-K, and to the terms of the 2004 Plan, a copy of which was filed as exhibit 10.1 to the Corporation's Form 8-K dated May 17, 2005.

Standard and ELTSOP RSUs are subject to administration and interpretation by the committee of the Board of Directors designated pursuant to the plan, or by its delegate. Unvested Standard RSUs and ELTSOP RSUs are cancelled as of the date of employment termination as set forth in the form of Standard RSU and ELTSOP RSU agreements. Standard RSUs typically vest 25% annually beginning one year after the date of grant and ELTSOP RSUs typically vest 100% five years after the date of grant, subject to accelerated vesting upon death and Disablement and partial or accelerated vesting in certain cases upon Retirement. Both types of RSUs automatically convert to shares of common stock upon
vesting  and  settlement of any tax withholding obligations.   If
employment is terminated due to misconduct or for reasons other than death, Disablement and, in certain cases, Retirement, the RSUs will be cancelled. Until RSUs have vested and shares issued thereunder, the RSUs do not provide recipients any rights of a stockholder and RSUs do not accrue dividend equivalent rights.
Neither  Standard  RSUs nor ELTSOP RSUs are transferable.   Where
applicable, the Corporation uses country-specific Standard RSU and ELTSOP RSU agreements to comply with local laws.

Item 9.01      Financial Statements and Exhibits.

          (c)  Exhibits.

                         The following exhibits are filed as part
               of this Report:

               Exhibit   Description
               Number

               10.1      Standard  Terms and Conditions  Relating
                         to  Restricted Stock Units Granted Under
                         the   Intel   Corporation  2004   Equity
                         Incentive Plan

               10.2      Form  of  Intel  Corporation  Restricted
                         Stock  Unit  Agreement  Under  the  2004
                         Equity Incentive Plan

               10.3 Standard Terms and Conditions Relating to Restricted Stock Units Granted Under the Intel Corporation 2004 Equity Incentive Plan (For Grants Under The ELTSOP Program)

               10.4      Form  of  Intel  Corporation  Restricted
                         Stock  Unit  Agreement  Under  the  2004
                         Equity Incentive Plan (For Grants Under the ELTSOP Program)

               10.5      Form  of  Notice of Grant of  Restricted
                         Stock Units

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                     ----------------------
                                     Cary I. Klafter
Date:  February 9, 2006              Secretary